SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  Form 8-K/A

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                           Reported): March 6, 2002


                      Asset Backed Securities Corporation
                        Home Equity Loan Trust 2002-HE1
            Asset Backed Pass-Through Certificates, Series 2002-HE1


                      ASSET BACKED SECURITIES CORPORATION
       -----------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

         Delaware                     333-44300         13-3354848
---------------------------------   -----------------   -----------------------
(State or Other Jurisdiction of     (Commission        (I.R.S. Employer
       Incorporation)                File Number)      Identification No.)

                               11 Madison Avenue
                           New York, New York 10010
         ---------------------------------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
                                                          ----- --------



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Item 5.  Other Events.
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Description of the Certificates*
-------------------------------

         On March 6, 2002, Asset Backed Securities Corporation (the "Company") entered into an Amendment to Pooling and Servicing Agreement dated as of March 6, 2002 (the "Amendment"), by and among the Company, as depositor, Fairbanks Capital Corp. ("Fairbanks"), as a servicer, Long Beach Mortgage Company ("Long Beach"), as a servicer, and U.S. Bank National Association, as trustee (the "Trustee"), amending the Pooling and Servicing Agreement dated as of January 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Fairbanks, as a servicer, Long Beach, as a servicer, and the Trustee, providing for the issuance of the Company's Asset Backed Pass-Through Certificates, Series 2002-HE1 (the "Certificates"). The Pooling and Servicing Agreement was previously filed with the Commission on Form 8-K on February 14, 2002. The Amendment is annexed hereto as Exhibit 99.1.







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*      Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated September 24, 2001 and the prospectus supplement dated January 25, 2002 of Asset Backed Securities Corporation, relating to its Asset Backed Pass-Through Certificates, Series 2002-HE1.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1 Amendment to Pooling and Servicing Agreement, dated March 6, 2002, by and among the Company, Fairbanks, Long Beach and the Trustee.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ASSET BACKED SECURITIES CORPORATION



                                    By: /s/ Greg Richter
                                        -------------------------------
                                        Name:  Greg Richter
                                        Title:  Managing Director



Dated:  April 2, 2002

Exhibit Index
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Exhibit                                                               Page
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99.1       Amendment to Pooling and Servicing Agreement, dated
           March 6, 2002, by and among the Company, Fairbanks,
           Long Beach and the Trustee.